UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 28, 2016

Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of Incorporation)

001-12215	16-1387862
(Commission File Number)	(I.R.S. Employer Identification No.)

Three Giralda Farms Madison, NJ 07940	07940
(Address of principal executive offices)	(Zip Code)

(973) 520-2700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 28, 2016, Quest Diagnostics Incorporated (the “Company”) issued a press release announcing the pricing for its previously announced cash tender offers to purchase up to $200,000,000 combined aggregate principal amount of its 6.950% Senior Notes due 2037 and 5.750% Senior Notes due 2040 (the “Tender Offers”). A copy of the press release, dated March 28, 2016, announcing the pricing of the Tender Offers is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Current Report on Form 8-K.

On March 29, 2016, the Company issued a press release announcing the early tender date results of the Tender Offers. A copy of the press release, dated March 29, 2016, announcing the early tender date results is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description

99.1	Press Release Announcing the Pricing of the Tender Offers, dated March 28, 2016
99.2	Press Release Announcing the Early Tender Date Results of the Tender Offers, dated March 29, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

March 29, 2016

QUEST DIAGNOSTICS INCORPORATED

By:    /s/ William J. O'Shaughnessy, Jr.
William J. O'Shaughnessy, Jr.
Deputy General Counsel and Secretary

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